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         CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, Robert J. Christian, President & Chief Executive Officer of Wilmington Low Volatility Fund of Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 6, 2005                      /s/ Robert J. Christian
     ------------------------                   --------------------------------
                                                Robert J. Christian, President &
                                                Chief Executive Officer
                                                (principal executive officer)


I, Eric K. Cheung, Vice President, Treasurer & Chief Financial Officer of Wilmington Low Volatility Fund of Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 6, 2005                      /s/ Eric K. Cheung
     ------------------------                   --------------------------------
                                                Eric K. Cheung, Vice President,
                                                Treasurer & Chief Financial
                                                Officer
                                                (principal financial officer)